Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Provision for income taxes consists of the following:

	Year Ended December 31
	2024	2023	2022
Current income taxes
United States	$236	$364	$243
State	56	53	15
Other countries	195	252	181
Total	487	669	439
Deferred income taxes
United States	(14)	(120)	(22)
State	(18)	(28)	(1)
Other countries	(13)	(178)	(11)
Total	(45)	(326)	(34)
Total Provision for income taxes	$442	$343	$405
The components of Income from Continuing Operations Before Income Taxes and Equity Interests are as follows:

	Year Ended December 31
	2024	2023	2022
United States	$2,194	$1,954	$1,735
Other countries	224	(348)	233
Total Income from Continuing Operations Before Income Taxes and Equity Interests	$2,418	$1,606	$1,968
Deferred income tax assets and liabilities are comprised of the following:

	December 31
	2024	2023
Deferred tax assets
Pension and other postretirement benefits	$169	$177
Tax credits and loss carryforwards	623	636
Capitalized research costs	272	224
Lease liabilities	112	126
Other	364	414
	1,540	1,577
Valuation allowances	(295)	(298)
Total deferred tax assets	1,245	1,279

Deferred tax liabilities
Property, plant and equipment	854	914
Investments in subsidiaries	113	110
Goodwill	64	74
Lease assets	105	116
Other	203	174
Total deferred tax liabilities	1,339	1,388

Net deferred tax assets (liabilities)	$(94)	$(109)
Valuation allowances as of December 31, 2024 primarily relate to tax credits, capital loss carryforwards, and income tax loss carryforwards of $1.1 billion. If these items are not utilized against taxable income, $510 of the income tax loss carryforwards will expire from 2025 through 2044. The remaining $616 has no expiration date.
Realization of income tax loss carryforwards is dependent on generating sufficient taxable income prior to expiration of these carryforwards. Although realization is not assured, we believe it is more likely than not that all of the deferred tax assets, net of applicable valuation allowances, will be realized. The amount of the deferred tax assets considered realizable could be reduced or increased due to changes in the tax environment or if estimates of future taxable income change during the carryforward period.
Presented below is a reconciliation of the Provision for income taxes computed at the U.S. federal statutory tax rate to the actual effective tax rate:

	Year Ended December 31
	2024	2023	2022
U.S. statutory rate applied to income before income taxes and equity interests	21.0%	21.0%	21.0%
State income taxes, net of federal tax benefit	1.2	1.2	0.5
Routine tax incentives	(2.6)	(4.3)	(3.7)
Net nondeductible expenses	0.9	2.2	1.3
Net tax (benefit) cost on foreign income	1.6	0.2	2.4
Valuation allowance	1.9	3.5	1.5
Tax effects of the impairment of intangible assets	(0.6)	(1.7)	—
Softex tax reserve release	(2.8)	—	—
Nigeria worthless stock deduction	(1.7)	—	—
Other - net(a)	(0.6)	(0.7)	(2.4)
Effective income tax rate	18.3%	21.4%	20.6%
(a)    Other - net is composed of numerous items, none of which are greater than 1.05% of income before income taxes and equity interests.
As of December 31, 2024, we have accumulated undistributed earnings generated by our foreign subsidiaries of approximately $10.6 billion. Earnings of $3.4 billion were previously subject to U.S. federal income tax. Any additional taxes due with respect to such previously-taxed foreign earnings, if repatriated, would generally be limited to foreign and U.S. state income taxes. Deferred taxes have been recorded on $932 of earnings of foreign consolidated subsidiaries expected to be repatriated. We do not intend to distribute any remaining foreign earnings and therefore have not recorded deferred taxes for foreign and U.S. income taxes on such earnings.
We consider any excess of the amount for financial reporting over the tax basis in our foreign subsidiaries to be indefinitely reinvested. The determination of deferred tax liabilities on the amount of financial reporting over tax basis or the remaining foreign earnings is not practicable.
Presented below is a reconciliation of the beginning and ending amounts of unrecognized income tax benefits:

	2024	2023	2022
Balance as of January 1	$579	$479	$496
Gross increases for tax positions of prior years	61	38	22
Gross decreases for tax positions of prior years	(113)	(13)	(38)
Gross increases for tax positions of the current year	50	109	36
Settlements	(32)	(26)	(21)
Other	(17)	(8)	(16)
Balance as of December 31	$528	$579	$479
Of the amounts recorded as unrecognized income tax benefits as of December 31, 2024, $460 would reduce our effective tax rate if recognized.
We recognize accrued interest and penalties related to unrecognized income tax benefits in Provision for income taxes. The net impact of interest and penalties for the years ended December 31, 2024, 2023, and 2022 was not significant. Total accrued penalties and net accrued interest was $54 and $45 as of December 31, 2024 and 2023, respectively.
It is reasonably possible that a number of uncertainties could be resolved within the next 12 months. The aggregate resolution of the uncertainties could be up to $140, while none of the uncertainties is individually significant.
Resolution of these matters is not expected to have a material effect on our financial condition, results of operations or liquidity.
As of December 31, 2024, the following tax years remain subject to examination for the major jurisdictions where we conduct business:

Jurisdiction	Years
United States	2017	to	2024
Brazil	2019	to	2024
China	2014	to	2024
South Korea	2020	to	2024
Our originally filed U.S. federal income tax returns have been audited through 2016; however, our amended U.S. federal income tax returns are subject to audit for 2014-2015 and 2017-2018.
State income tax returns are generally subject to examination for a period of 3 to 5 years after filing of the respective return. The state effect of any changes to filed federal positions remains subject to examination by various states for a period of up to two years after formal notification to the states. We have various state income tax return positions in the process of examination, administrative appeals or litigation.
The Brazilian tax authority, Secretaria da Receita Federal do Brasil ("RFB"), concluded an audit for the taxable periods from 2008-2013. This audit included a review of our determinations of amortization of certain goodwill arising from prior acquisitions in Brazil, and the RFB has proposed adjustments that effectively eliminate the goodwill amortization benefits related to these transactions. Administrative appeals have been exhausted with a partial favorable decision for our position, and the remaining dispute is in the judicial phase. Based upon the matters that remain in dispute, the amount of the proposed tax and penalty adjustments is approximately $40 as of December 31, 2024 (translated at the December 31, 2024 currency exchange rate). The amount ultimately in dispute will be significantly greater because of interest. The first instance judge has issued a decision in our favor, finding that our amortization of the goodwill at issue was valid; however, an appeal is pending and final resolution of this matter is expected to take a number of years.
As part of the tax audit of our U.S. federal income tax returns for the taxable years ended December 31, 2017 and 2018, the U.S. Internal Revenue Service issued an adjustment that would increase the amount of the one-time transition tax on certain undistributed earnings of foreign subsidiaries owed by us. We believe we have adequate reserves and meritorious defenses and intend to vigorously defend against the assessment; however, it is expected to take a number of years to reach resolution of this matter.
As part of the tax audit of our U.S. federal income tax returns for the taxable years ended December 31, 2019 and 2020, the U.S. Internal Revenue Service proposed an adjustment that would increase the amount of U.S. income tax on distributions made by minority owned foreign affiliates. We believe we have meritorious defenses and intend to vigorously defend against the proposed adjustment and have therefore not recorded a reserve; however, it is expected to take a number of years to reach resolution of this matter.